                                                                   Exhibit 99.25

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DYNAMIC CREDIT COLLATERAL
ANALYSIS

MLMI 2005-A8        ***USE ONLY THE COLLATERAL SUPPORTING THE TRANCHE WE ARE
                    BUYING***

               *** ROW D USES TOTAL COLLATERAL SUPPORTING TRANCHE AS A DENOMINATOR, ALL OTHER ROWS USE ROW TOTALS AS A DENOMINATOR***

I. FICO AND LTV

                     Row - %     Wtd Avg     Wtd    Wtd    Wtd     Wtd
FICO  FICO            Total       Curr.      Avg    Avg    Avg     Avg
Low   High   LTV   Collateral   Bal./Loan   FICO    DTI    LTV     GWAC   % SFD
----  ----  -----  ----------  ----------  ------  -----  -----  -------  -----
500    524  > 65%
525    574  > 65%
575    599  > 65%
600    619  > 70%
620    639  > 70%     1.18     298,507.77  633.26  34.45  78.67  6.57726  61.21
640    659  > 70%     4.82     303,097.65  650.99  35.94  79.02  6.56547  63.93
660    679  > 80%     0.16     205,928.42  671.12  33.38  91.22  7.13451  83.60
680    699  > 80%     8.44     176,917.86  688.49   39.2   88.2  6.43328  88.90
700    724  > 80%     7.85     186,181.67  711.79  38.38  87.96  6.34312  84.74
725    749  > 80%     5.22     184,415.27   736.1  37.92  87.62  6.20016  84.15
750    max  > 90%     0.07     221,542.16  768.58  35.14     95  6.27398  61.69

                      %                        %      %     %
FICO  FICO          Owner      %      % 2+    Full   Ltd   No           % Int    % With
Low   High  % PUD    Occ   Investor  family   Doc    Doc   Doc    % MI   Only   Seconds
----  ----  -----  ------  --------  ------  -----  ----  -----  -----  ------  -------
500    524
525    574
575    599
600    619
620    639  20.02   95.66     4.34    10.46  28.81  0.00   0.00      0   90.67   50.09
640    659  16.64   80.33    18.95    11.63  13.70  0.00   0.92   3.27   86.17   58.48
660    679  10.36  100.00     0.00     6.04   9.83  0.00  26.84    100   56.26       0
680    699   4.75   95.27     3.07     3.70  77.34  7.15   1.09  95.33   38.80    0.08
700    724   5.53   94.62     3.70     5.48  71.23  8.50   2.75  94.57   35.00    1.04
725    749   6.76   95.80     3.34     5.58  86.23  5.36   2.21  96.32   33.95       0
750    max   0.00  100.00     0.00     0.00   0.00  0.00  25.53    100  100.00       0

II. LTV and DTI

                        Row - %     Wtd Avg     Wtd    Wtd     Wtd      Wtd
LTV     LTV              Total       Curr.      Avg    Avg     Avg      Avg
Low     High     DTI  Collateral   Bal./Loan   FICO    DTI     LTV      GWAC   % SFD
------  ------  ----  ----------  ----------  ------  -----  -------  -------  -----
 70.00%  79.99% > 50%
 80.00%  84.99% > 50%    0.06       727.09     52.01    80   6.16948   67.91   32.09
 85.00%  89.99% > 50%
 90.00%  94.99% > 50%
 95.00%  99.99% > 50%
100.00% 109.99% > 50%
110.00%    max  > 50%

                         %                        %     %     %
LTV     LTV            Owner      %      % 2+   Full   Ltd   No           % Int   % With
Low     High    % PUD   Occ   Investor  family  Doc    Doc   Doc  % MI    Only   Seconds
------  ------  -----  -----  --------  ------  ----  ----  ----  -----  ------  -------
 70.00%  79.99%
 80.00%  84.99% 67.91  32.09    0.00     53.60  0.00  0.00  0.00  32.09  100.00
 85.00%  89.99%
 90.00%  94.99%
 95.00%  99.99%
100.00% 109.99%
110.00%    max

III. DTI and FICO

                       Row - %     Wtd Avg     Wtd    Wtd    Wtd     Wtd
DTI    DIT              Total       Curr.      Avg    Avg    Avg     Avg
Low    High    FICO  Collateral   Bal./Loan   FICO    DTI    LTV     GWAC   % SFD
-----  -----  -----  ----------  ----------  ------  -----  -----  -------  -----
20.00% 29.99% < 550     17.02    167,393.08  724.49  25.61  76.01  6.22802  70.98
30.00% 34.99% < 600     18.52    197,310.03  714.57  32.54  76.62  6.32462  63.28
35.00% 39.99% < 675     19.34    203,020.78  725.81  37.52  77.66  6.30033  63.17
40.00% 44.99% < 675     12.76    198,602.99  721.71  42.06  77.94  6.20272  72.46
45.00% 49.99% < 700      9.25    190,769.31  736.67  47.21  77.13  6.06701  82.50
50.00% 54.99% < 750      0.49    216,983.65  770.36     50  72.17  5.78632  77.48
56%      max  < 750

                       %                        %      %      %
DTI    DIT           Owner      %      % 2+    Full   Ltd    No          % Int   % With
Low    High   % PUD   Occ   Investor  family   Doc    Doc    Doc  % MI    Only  Seconds
-----  -----  -----  -----  --------  ------  -----  -----  ----  -----  -----  -------
20.00% 29.99% 11.02  69.46    28.39     9.99  52.05   2.78  0.00  23.09  55.12   31.77
30.00% 34.99% 16.30  66.03    32.40    11.09  42.83   1.76  0.07  18.74  66.20   41.88
35.00% 39.99% 12.86  62.97    34.57    13.11  44.46   3.46  0.00  18.06  64.10   46.88
40.00% 44.99% 10.19  81.35    16.33    10.70  61.86   4.43  0.00  36.81  50.49   25.05
45.00% 49.99%  5.12  93.35     5.20     8.83  72.80   7.25  0.00  44.79  34.64    7.56
50.00% 54.99%  7.05  90.28     6.55    15.47  79.20  12.52  0.00   24.3  31.00   18.02
56%      max

IV. LIMITED AND STATED DOC

              Row - %     Wtd Avg     Wtd    Wtd    Wtd     Wtd                    %
FICO  FICO     Total       Curr.      Avg    Avg    Avg     Avg                  Owner
Low   High  Collateral   Bal./Loan   FICO    DTI    LTV     GWAC   % SFD  % PUD   Occ
----  ----  ----------  ----------  ------  -----  -----  -------  -----  -----  -----
500    524
525    574
575    599
600    619
620    639      0.97    339,303.22  635.97  33.47  76.28  6.64667  63.86  18.36  95.28
640    659      4.93    297,542.60  650.95  35.37  75.98  6.56821  63.17  16.04  81.63
660    679      6.01    244,624.80   669.1   34.9  77.57  6.76057  46.79  25.44  53.86
680    699      8.89    210,976.15   689.1  35.28  78.22  6.51007  62.15  14.90  63.03
700    724     10.73    219,666.45  711.48  35.52  78.42  6.44845  54.09  16.28  60.39
725    749      7.27    214,569.86  737.09     35  76.91  6.38011  60.21  11.70  55.25
750    max      8.46    224,419.02   774.3  33.67  77.85  6.25758  54.60  20.01  50.63

                                %     %      %
FICO  FICO      %      % 2+   Full   Ltd    No          % Int
Low   High  Investor  family   Doc   Doc    Doc  % MI    Only   % CA  % NY  % FL
----  ----  --------  ------  ----  -----  ----  -----  -----  -----  ----  -----
500    524
525    574
575    599
600    619
620    639     4.72    12.70  0.00   0.00  0.00      0  90.21  38.88  0.00   2.06
640    659    17.85    13.37  0.00   0.00  0.00   2.43  84.29  32.35  7.78   3.16
660    679    44.42    18.89  0.00   0.00  0.00   1.71  89.29  26.92  4.36   5.43
680    699    34.19    11.05  0.00  11.89  0.00  19.37  71.39  23.78  6.04  14.12
700    724    37.00    17.81  0.00  12.43  0.00  17.26  72.08  29.48  5.16   8.33
725    749    42.81    18.95  0.00   9.37  0.00   7.47  74.00  25.66  8.93  11.37
750    max    46.30    14.34  0.00   7.17  0.00   8.97  82.27  27.27  7.20  11.64

V. High LTV LOANS

                  Row - %     Wtd Avg     Wtd    Wtd    Wtd     Wtd                     %
                   Total       Curr.      Avg    Avg    Avg     Avg                   Owner      %
LTV     LTV     Collateral   Bal./Loan   FICO    DTI    LTV     GWAC   % SFD  % PUD    Occ   Investor
------  ------  ----------  ----------  ------  -----  -----  -------  -----  -----  ------  --------
  1.00%  80.00%
 80.01%  89.99%    15.75    180,650.95  719.51  38.10  86.46    6.23   86.25   4.58   95.33    3.46
 90.00%  94.99%     9.86    179,283.90  714.61  38.33  90.10    6.42   85.80   7.14   93.72    4.69
 95.00%  99.99%     0.34    232,471.52  713.76  39.79  95.00    6.81   67.07   6.59  100.00    0.00
100.00% 109.99%
110.00%    max

                          %      %      %
                 % 2+    Full   Ltd     No           % Int
LTV     LTV     family   Doc    Doc    Doc    % MI    Only   % CA   % NY   % FL   2/28   3/27   5/25
------  ------  ------  -----  -----  -----  ------  -----  -----  -----  -----  -----  -----  -----
  1.00%  80.00%
 80.01%  89.99%   5.35  81.74   5.89   0.64   95.05  31.51  11.69   6.04  10.85   0.92  22.52  14.92
 90.00%  94.99%   3.93  71.69   8.41   2.88   96.11  42.23  10.53   7.02  10.67   1.95  30.07  17.09
 95.00%  99.99%  10.65   0.00   0.00  36.45  100.00  91.30   0.00  16.92  29.88  14.52  47.46  20.13
100.00% 109.99%
110.00%    max

VI. IO LOANS

              Row - %     Wtd Avg     Wtd    Wtd    Wtd   Wtd                    %
FICO  FICO     Total       Curr.      Avg    Avg    Avg   Avg                  Owner      %      % 2+
Low   High  Collateral   Bal./Loan   FICO    DTI    LTV   GWAC  % SFD  % PUD    Occ   Investor  family
----  ----  ----------  ----------  ------  -----  -----  ----  -----  -----  ------  --------  ------
500    524
525    574
575    599
600    619
620    639      1.24    292,119.05  633.37  34.41  76.46  6.54  63.99  17.16   95.32     4.68     6.42
640    659      4.81    298,724.09  651.07  35.65  76.78  6.57  62.53  17.14   79.55    19.73    13.39
660    679      6.30    246,534.67  669.15  35.27  77.06  6.68  47.76  26.06   60.41    38.04    18.22
680    699     11.65    233,128.30  689.07  35.63  79.12  6.43  67.42  14.10   71.86    26.73     8.52
700    724     12.48    241,696.19  711.70  35.60  79.08  6.41  58.11  17.66   66.36    31.35    12.77
725    749      9.08    226,090.64  737.39  35.94  78.49  6.34  61.50  15.02   61.18    36.82    13.48
750    max     12.00    220,144.21  774.02  34.00  77.38  6.24  57.31  19.98   54.11    42.47    11.10

              %      %      %
FICO  FICO   Full   Ltd     No           % Int
Low   High   Doc    Doc    Doc    % MI    Only    % CA  % NY   % FL  2 yr IO  3 yr IO  5 yr IO
----  ----  -----  -----  -----  ------  ------  -----  ----  -----  -------  -------  -------
500    524
525    574
575    599
600    619
620    639  29.34   0.00   0.00    0.00  100.00  42.27  1.59   4.22     0          0        0
640    659  12.24   0.00   1.23    3.28  100.00  34.36  5.27   2.15     0       0.44        0
660    679  12.46   0.00   2.36    1.45  100.00  27.04  4.10   6.26     0          0     0.25
680    699  41.05   2.79   4.42   26.49  100.00  26.72  6.70  10.89     0       0.28    43.06
700    724  33.95   3.44   4.04   19.72  100.00  33.85  5.07   7.76     0          0    32.85
725    749  34.82   3.01   6.00   17.64  100.00  26.64  5.67   9.82     0          0    30.71
750    max  35.95   1.20   6.01   11.44  100.00  27.39  5.73  11.95     0          0    22.15

VI (A) INVESTOR LOANS

              Row - %     Wtd Avg     Wtd    Wtd    Wtd    Wtd                           %
FICO  FICO     Total       Curr.      Avg    Avg    Avg    Avg                         Owner      %      % 2+
Low   High  Collateral   Bal./Loan   FICO    DTI    LTV   GWAC  % SFD  % PUD  %Condo    Occ   Investor  family
----  ----  ----------  ----------  ------  -----  -----  ----  -----  -----  ------  ------  --------  ------
500    524
525    574
575    599
600    619
620    639     0.07     144,213.40  634.16  25.06  70.19  6.50  25.98   0.00    9.67   0.00    100.00    64.35
640    659     1.06     232,815.86  652.15  34.96  76.68  6.98  47.51   2.32   15.47   0.00    100.00    34.71
660    679     2.82     185,375.80  669.53  34.00  77.92  6.91  40.95  18.69    9.40   0.00    100.00    30.96
680    699     4.09     178,462.92  690.02  33.48  77.73  6.59  45.56  19.91   17.15   0.00    100.00    17.38
700    724     5.18     175,648.79  712.36  34.15  77.93  6.57  43.45  19.42   14.05   0.00    100.00    23.09
725    749     4.21     175,303.87  737.36  32.65  78.60  6.62  46.08  18.30   13.14   0.00    100.00    22.48
750    max     6.15     177,361.83  774.35  32.96  78.14  6.45  40.33  25.01   11.68   0.00    100.00    22.98

              %      %      %                              %
FICO  FICO   Full   Ltd    No       %        %            Int
Low   High   Doc    Doc    Do   Purchase  Cashout  % MI   Only   % CA  % NY   % FL  2 yr IO  3 yr IO  5 yr IO
----  ----  -----  -----  ----  --------  -------  ----  -----  -----  ----  -----  -------  -------  -------
500    524
525    574
575    599
600    619
620    639  35.65   0.00  0.00    64.35    18.44   0.00  81.56  82.79     0      0     0         0         0
640    659  16.71   0.00  0.00    43.55    37.94   0.00  89.70  28.69   3.5   1.55     0         0         0
660    679   5.22   0.00  0.00    70.92    19.23   0.00  85.09  25.69  6.66   6.18     0         0      0.56
680    699  24.47   3.19  1.14    62.45    31.65   6.33  76.15  23.66  3.78  16.12     0       0.8      0.47
700    724  23.41   1.96  0.00    67.66    18.83   5.60  75.46  22.18  2.66   6.78     0         0         0
725    749  25.51   0.29  0.53    80.38    13.81   3.95  79.54  18.07  4.82  10.26     0         0         0
750    max  35.69   0.15  0.55    82.57    10.84   4.62  82.91  16.77  1.96  10.59     0         0         0

VI (A) PUD LOANS

              Row - %     Wtd Avg     Wtd    Wtd    Wtd    Wtd                            %
FICO  FICO     Total       Curr.      Avg    Avg    Avg    Avg                          Owner      %
Low   High  Collateral   Bal./Loan   FICO    DTI    LTV   GWAC  % SFD   % PUD  %Condo    Occ   Investor
----  ----  ----------  ----------  ------  -----  -----  ----  -----  ------  ------  ------  --------
500    524
525    574
575    599
600    619
620    639     0.24     298,766.81  633.94  36.71  80.00  6.25   0.00  100.00   0.00   100.00     0.00
640    659     0.90     294,109.53  651.75  37.84  77.73  6.53   0.00  100.00   0.00    97.28     2.72
660    679     1.70     257,161.94  668.62  35.07  76.92  6.65   0.00  100.00   0.00    68.02    30.97
680    699     2.08     226,346.79  689.34  33.82  78.66  6.34   0.00  100.00   0.00    57.09    39.17
700    724     2.79     239,811.84  712.37  35.77  78.02  6.35   0.00  100.00   0.00    60.11    36.04
725    749     1.73     205,871.34  737.67  34.08  78.98  6.40   0.00  100.00   0.00    52.53    44.56
750    max     2.91     224,880.20  772.75  33.47  78.18  6.14   0.00  100.00   0.00    43.87    52.85

                      %      %      %                                %
FICO  FICO   % 2+    Full   Ltd     No      %        %              Int
Low   High  family   Doc    Doc     Do   Purchase  Cashout  % MI    Only   % CA  % NY   % FL  2 yr IO  3 yr IO  5 yr IO
----  ----  ------  -----  -----  -----  --------  -------  -----  -----  -----  ----  -----  -------  -------  -------
500   524
525   574
575   599
600   619
620   639    0.00   24.40   0.00   0.00    17.83    32.67    0.00  90.16  17.51     0  15.16     0        0           0
640   659    0.00    8.41   0.00   3.67    38.66    35.35    0.00  91.54   20.4     0    5.7     0        0           0
660   679    0.00    6.12   0.00   3.96    53.71    19.22    0.99  96.58  19.86     0   3.48     0        0           0
680   699    0.00   32.83   4.06   3.39    53.78    34.99   19.27  78.99  10.02  1.83  18.73     0        0       12.27
700   724    0.00   33.40   1.63   4.03    52.28    29.49   15.53  78.90  19.42  0.87  14.55     0        0        9.98
725   749    0.00   36.21   3.85  14.57    53.19    29.50   20.45  78.97  10.29     0  18.13     0        0        3.77
750   max    0.00   36.95   0.90   4.81    77.40    16.42    8.35  82.43  18.27     0  20.61     0        0        4.92

VI.(B) NO INCOME, NINAE & NO INCOME OR EMPLOYMENT LOANS

              Row - %     Wtd Avg     Wtd    Wtd    Wtd   Wtd                    %
FICO  FICO     Total       Curr.      Avg    Avg    Avg   Avg                  Owner      %      % 2+
Low   High  Collateral   Bal./Loan   FICO    DTI    LTV   GWAC  % SFD  % PUD    Occ   Investor  family
----  ----  ----------  ----------  ------  -----  -----  ----  -----  -----  ------  --------  ------
500    524
525    574
575    599
600    619
620    639
640    659     0.07     183,138.22  648.19  33.08  73.27  7.35  54.32  45.68  100.00    0.00      0.00
660    679     0.23     191,139.40  669.93   0.00  74.47  6.94  60.46  29.76  100.00    0.00      0.00
680    699     0.57     290,317.60  691.52   0.00  74.54  6.64  54.10  12.28   91.86    8.14     15.45
700    724     0.74     251,420.88  710.79   0.00  78.63  6.67  72.64  15.12  100.00    0.00      6.23
725    749     0.64     271,089.92  736.17   0.00  73.57  6.69  60.82  39.18   90.78    3.45      0.00
750   max      0.95     267,076.63  778.68   0.00  74.30  6.61  68.48  14.74   84.21    3.56     10.22

              %      %       %
FICO  FICO   Full   Ltd     No           % Int
Low   High   Doc    Doc     Doc    % MI   Only   % CA  % NY    % FL  2 yr IO  3 yr IO  5 yr IO
----  ----  -----  -----  ------  -----  -----  -----  -----  -----  -------  -------  -------
500    524
525    574
575    599
600    619
620    639
640    659   0.00   0.00  100.00   0.00  81.63   0.00   0.00  27.30     0        0        0
660    679   0.00   0.00  100.00  19.28  65.70   0.00   0.00   0.00     0        0        0
680    699   0.00   0.00  100.00  15.98  89.85  22.60  14.47   6.06     0        0        0
700    724   0.00   0.00  100.00  28.97  67.69   7.24  10.86  15.14     0        0        0
725    749   0.00   0.00  100.00  18.00  84.82  19.75   3.31  13.08     0        0        0
750   max    0.00   0.00  100.00   4.67  75.91  19.77   6.66   3.74     0        0        0

VIII CALIFORNIA LOANS

              Row - %     Wtd Avg     Wtd    Wtd    Wtd    Wtd                            %
FICO  FICO     Total       Curr.      Avg    Avg    Avg    Avg                          Owner
Low   High  Collateral   Bal./Loan   FICO    DTI    LTV   GWAC  % SFD   % PUD  %Condo    Occ
----  ----  ----------  ----------  ------  -----  -----  ----  -----  ------  ------  ------
500    524
525    574
575    599
600    619
620    639     0.56     376,460.13  633.15  30.64  77.04  6.58  78.90    7.41    5.47   89.43
640    659     1.74     366,323.10  650.60  35.13  75.37  6.50  71.97   10.58    5.78   82.53
660    679     1.80     351,368.63  669.36  35.16  74.93  6.61  56.08   18.73    5.47   57.19
680    699     4.51     273,371.56  688.58  37.57  74.29  6.27  83.06    4.62    5.38   77.36
700    724     5.67     305,399.15  710.50  37.08  75.74  6.19  70.47    9.57   11.67   77.12
725    749     3.39     279,106.10  737.01  37.70  72.69  6.06  73.82    5.24    7.49   77.58
750    max     4.06     293,568.93  774.66  35.79  70.91  5.98  69.10   13.10    7.14   73.65

                                %      %      %             %
FICO  FICO      %      % 2+    Full   Ltd     No           Int
Low   High  Investor  family   Doc    Doc    Doc   % MI    Only    % CA   % NY   % FL  5 yr IO  10 yr IO
----  ----  --------  ------  -----  -----  -----  -----  ------  ------  ----  -----  -------  --------
500    524
525    574
575    599
600    619
620    639    10.57     8.22  32.25   0.00   0.00   0.00   94.02  100.00  0.00   0.00       0     94.02
640    659    17.47    11.67   8.04   0.00   0.00   2.18   95.14  100.00  0.00   0.00       0     95.14
660    679    40.15    19.72  10.24   0.00   0.00   1.72   94.49  100.00  0.00   0.00       0     94.49
680    699    21.45     6.95  50.20   2.98   2.87  25.14   69.04  100.00  0.00   0.00   30.61     38.43
700    724    20.29     8.29  43.21   4.13   0.95  15.85   74.52  100.00  0.00   0.00    23.5     51.02
725    749    22.42    13.44  41.24   3.57   3.74  13.24   71.40  100.00  0.00   0.00   21.36     50.05
750    max    25.40    10.66  38.49   0.96   4.63   4.77   80.98  100.00  0.00   0.00   15.95     65.03

VIII NEVADA LOANS

              Row - %     Wtd Avg     Wtd    Wtd    Wtd    Wtd                            %
FICO  FICO     Total       Curr.      Avg    Avg    Avg    Avg                          Owner
Low   High  Collateral   Bal./Loan   FICO    DTI    LTV   GWAC  % SFD   % PUD  %Condo    Occ
----  ----  ----------  ----------  ------  -----  -----  ----  ------  -----  ------  ------
500    524
525    574
575    599
600    619
620    639     0.11     338,810.12  633.40  35.74  74.76  6.58  100.00   0.00    0.00  100.00
640    659     0.31     262,421.16  652.87  35.90  78.74  6.66   37.47  32.32   15.79   54.80
660    679     0.38     192,371.03  669.34  36.91  79.88  6.74   21.43  36.57   27.33   41.81
680    699     0.76     242,311.26  689.93  30.40  79.09  6.25   55.87  42.08    2.05   48.58
700    724     0.72     206,467.47  714.23  35.10  76.76  6.32   29.22  46.24   21.26   50.99
725    749     0.62     203,669.17  735.92  33.18  78.16  6.32   32.09  41.51   18.28   32.47
750    max     0.77     229,441.99  774.31  35.21  76.75  6.17   19.37  64.63   16.00   45.04

                                %      %      %            %
FICO  FICO      %      % 2+    Full   Ltd     No          Int
Low   High  Investor  family   Doc    Doc    Doc  % MI    Only    % CA   % NY   % FL  5 yr IO  10 yr IO
----  ----  --------  ------  -----  -----  ----  -----  ------  ------  ----  -----  -------  --------
500    524
525    574
575    599
600    619
620    639     0.00     0.00  18.59   0.00  0.00   0.00  100.00   0.00   0.00   0.00       0       100
640    659    45.20    14.41   0.00   0.00  0.00   0.00  100.00   0.00   0.00   0.00       0       100
660    679    58.19    14.67   0.00   0.00  0.00   0.00   81.53   0.00   0.00   0.00       0     81.53
680    699    51.42     0.00  22.88   2.83  0.00  14.34   91.94   0.00   0.00   0.00    10.3     81.64
700    724    36.10     3.28  25.24   0.00  0.00   2.91   83.26   0.00   0.00   0.00    6.51     76.75
725    749    57.58     8.13  21.85   0.00  4.84   0.00   89.25   0.00   0.00   0.00    3.12     86.13
750    max    34.71     0.00  28.34   0.00  9.33   5.51   86.41   0.00   0.00   0.00    6.11      80.3

VIII ARIZONA LOANS

              Row - %     Wtd Avg     Wtd    Wtd    Wtd    Wtd                            %
FICO  FICO     Total       Curr.      Avg    Avg    Avg    Avg                          Owner
Low   High  Collateral   Bal./Loan   FICO    DTI    LTV   GWAC  % SFD   % PUD  %Condo    Occ
----  ----  ----------  ----------  ------  -----  -----  ----  ------  -----  ------  ------
500    524
525    574
575    599
600    619
620    639
640    659     0.17     243,493.03  651.55  38.13  79.37  6.60   57.78  42.22   0.00    70.38
660    679     0.58     216,459.88  666.83  36.50  76.51  6.57   22.20  69.91   2.18    58.14
680    699     0.94     190,640.13  687.31  33.20  80.97  6.18   49.55  47.18   1.74    77.32
700    724     1.24     190,955.65  712.45  34.86  78.97  6.32   54.39  38.31   2.36    56.59
725    749     0.68     155,873.04  735.93  34.83  80.03  6.25   57.23  39.36   3.41    50.05
750    max     1.05     197,478.14  776.14  32.58  78.40  6.30   37.47  48.55   8.42    30.31

                                %      %      %            %
FICO  FICO      %      % 2+    Full   Ltd     No          Int
Low   High  Investor  family   Doc    Doc    Doc  % MI    Only    % CA   % NY   % FL  5 yr IO  10 yr IO
----  ----  --------  ------  -----  -----  ----  -----  ------  ------  ----  -----  -------  --------
500    524
525    574
575    599
600    619
620    639
640    659    19.08    0.00   11.73   0.00  0.00   0.00  100.00   0.00   0.00   0.00       0       100
660    679    38.87    5.71   11.24   0.00  3.07   2.77   96.93   0.00   0.00   0.00       0     96.93
680    699    17.64    1.53   60.99   1.67  0.00  41.86   60.09   0.00   0.00   0.00   24.15     35.94
700    724    41.22    4.94   53.41   2.88  3.02  24.51   65.28   0.00   0.00   0.00   14.97     50.31
725    749    40.23    0.00   57.27   9.14  2.53  29.36   67.79   0.00   0.00   0.00   15.32     52.48
750    max    68.55    5.56   43.62   1.08  1.88   5.09   80.71   0.00   0.00   0.00    0.64     80.08

VIII FLORIDA LOANS

              Row - %     Wtd Avg     Wtd    Wtd    Wtd    Wtd                          %Condo
FICO  FICO     Total       Curr.      Avg    Avg    Avg    Avg                            AND
Low   High  Collateral   Bal./Loan   FICO    DTI    LTV   GWAC  % SFD   % PUD  %Condo  INVESTOR
----  ----  ----------  ----------  ------  -----  -----  ----  -----  ------  ------  --------
500    524
525    574
575    599
600    619
620    639     0.05     176,787.66  626.63  37.09  80.00  6.35   0.00   68.32   31.68     0.00
640    659     0.18     254,321.89  651.24  36.04  79.18  6.85  54.53   29.20   16.26     9.30
660    679     0.42     191,334.21  669.16  34.30  77.03  6.30  48.50   14.26   31.86    16.49
680    699     2.63     167,503.85  688.68  36.25  79.27  6.45  61.56   14.80   17.89     8.93
700    724     2.34     160,373.02  711.38  35.34  78.74  6.19  70.81   17.35    8.94     3.96
725    749     1.65     179,421.87  735.46  36.24  76.43  6.22  67.21   19.01   11.16     9.07
750    max     2.02     161,500.02  774.34  33.87  76.44  6.14  49.32   29.60   21.09     9.62

               %                        %      %      %              %
FICO  FICO   Owner      %      % 2+    Full   Ltd     No            Int
Low   High    Occ   Investor  family   Doc    Doc    Doc   % MI    Only    % CA  % NY  % FL  5 yr IO  10 yr IO
----  ----  ------  --------  ------  -----  -----  -----  -----  ------  -----  ----  ----  -------  --------
500    524
525    574
575    599
600    619
620    639  100.00     0.00    0.00   61.84   0.00   0.00   0.00  100.00   0.00  0.00  100        0       100
640    659   90.70     9.30    0.00    0.00   0.00  11.23   0.00   58.77   0.00  0.00  100        0     58.77
660    679   58.05    41.95    5.37   21.37   0.00   0.00   0.00   94.91   0.00  0.00  100        0     94.91
680    699   71.85    25.05    5.75   50.91  10.41   1.32  35.54   48.23   0.00  0.00  100    13.19      33.8
700    724   78.04    15.01    2.91   57.05   8.97   4.81  41.72   41.33   0.00  0.00  100    13.28     28.04
725    749   71.38    26.18    2.62   44.76   9.09   5.10  26.99   54.16   0.00  0.00  100    14.67     39.49
750    max   60.87    32.15    0.00   49.58   6.03   1.76  20.06   70.81   0.00  0.00  100    17.33     53.48